Exhibit 99.1

cogint Provides Shareholder Update on Business Combination With BlueFocus

With Spin-Off of Data and Analytics Company and Cash Dividend

BOCA RATON, Fla. – September 11, 2017 – Cogint, Inc. (NASDAQ: COGT), a leading provider of information and data-driven, performance marketing solutions, today provided a shareholder update on its recently announced business combination with BlueFocus International Limited, spin-off of data and analytics company and cash dividend. Click here to view the Transaction Fact Sheet or visit investors.cogint.com.

About cogint™

At cogint, we believe that time is your most valuable asset. Through powerful analytics, we transform data into intelligence, in a fast and efficient manner, so that our clients can spend their time on what matters most – running their organizations with confidence. Through leading-edge, proprietary technology and a massive data repository, our data and analytical solutions harness the power of data fusion, uncovering the relevance of disparate data points and converting them into comprehensive and insightful views of people, businesses, assets and their interrelationships. We empower clients across markets and industries to better execute all aspects of their business, from managing risk, conducting investigations, identifying fraud and abuse, and collecting debts, to identifying and acquiring new customers. At cogint, we are dedicated to making the world a safer place, to reducing the cost of doing business, and to enhancing the consumer experience.

RELATED LINKS: http://www.cogint.com

Contact Information:

Media and Investor Relations Contact:

Cogint, Inc.

Aaron Solomon

SVP Finance and Administration

561-757-4054

aaron.solomon@cogint.com

Transaction Fact Sheet September 11, 2017 cogint and BlueFocus combine businesses to create world-class, global marketing services company

This presentation contains “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995
(PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipate,” “believes,”
“should,” “intends,” “estimates,” and other words of similar meaning. Such forward looking statements include statements relating to the transaction between cogint and BlueFocus; the ability to pay cogint shareholders as of the record date a cash dividend of between $0.95 and $1.10 per share; our estimate of expenses and cash on the balance sheet at closing; the delivery of a significant and immediate premium to cogint shareholders; the spin-off of cogint’s data and analytics operations and assets into a new public company; and the additional value creation through the separation of such operations and assets. Additional risks may include the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction and spin-off might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions
that
are
not
anticipated;
the
diversion
of
management
time
on
transaction-related
issues;
the
ability
to
successfully
integrate
BlueFocus’s business; the ability to successfully separate cogint’s data and analytics operations and assets; the risk that the common stock of Red Violet is not listed on NASDAQ; the risk that the transaction and its announcement could have an adverse effect on cogint’s
and
BlueFocus’s
ability
to
retain
customers
and
retain
and
hire
key
personnel;
the
risk
that
any
potential
synergies
from
the
transaction
may not be fully realized or may take longer to realize than expected, as well as other non-historical statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the date of this presentation and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be
supplemented or amended by the Company’s Quarterly Reports on Form 10-Q and other SEC filings. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statements

Transaction Summary
$100 Million cash
100% ownership of Vison7
International Inc.
100% ownership of We Are
Very Social Limited
100% ownership of Indigo
Social, LLC
Newly-issued cogint common
shares representing 63% of
fully diluted pro forma equity
Dividend
(1)
of $100
Million, net of certain
payments and expenses
SpinCo
(2)
shares
BlueFocus
International Limited
Cogint, Inc.
Shareholders
(as of the record date)
(1)
Cash Dividend expected to be in the range of $0.95 to $1.10 per share
(2)
cogint will spin-off its data and analytics operations and assets into a public company, expected to be listed on NASDAQ, named Red
Violet, Inc (“Red Violet”).
Existing debt to be paid or
refinanced by BlueFocus at
closing

Post-Transaction, cogint Shareholders Will Receive Shares in Two
Public Companies And a Cash Dividend
Combined
Company
(1)
Red Violet
Cash
Dividend
(3)
expected
to
be
in
the
range of $0.95 to $1.10 per share
-
World-Class Global Marketing Services Company
-
cogint shareholders to own 37% of combined company
-
BlueFocus to own 63% of the combined company
-
Existing debt to be paid or refinanced by BlueFocus at
closing
-
Shares
(2)
of Red Violet, a pure-play data and analytics
company serving the risk management industry
-
Balance sheet: $20 Million cash; Debt-free
-
Expected to be listed on NASDAQ
(1)
To
be
renamed
and
a
new
ticker
symbol
(2)
Shares
of
Red
Violet
will
be
distributed
as
a
stock
dividend to shareholders of record on the record date
(3)
Cash
Dividend
to
be
distributed
to
shareholders
of
record on the record date

Pre-Transaction Business Summary:
Fluent is an industry leader in people-based digital marketing and customer acquisition, serving over 500 leading consumer brands and direct marketers. Leveraging a unique data-driven platform, Fluent enables advertisers to more effectively target and acquire their most valuable customers, with precision, at a massive scale.
Through leading-edge, proprietary technology and a massive data repository, IDI’s data and analytical solutions harness the power of data fusion, uncovering the relevance of disparate data points and converting them into comprehensive and insightful views of people, businesses, assets and their interrelationships.
IDI solutions provide actionable intelligence in support of such use cases as the verification and authentication of consumer identities, due diligence, detection and prevention of fraud and abuse, legislative compliance, and debt recovery.

cogint

BlueFocus

VISION7 INTERNATIONAL

we are social

FLUENT

Post-Transaction, Combined Company:
Total Addressable Market
2017 Ad Agency Spend
-
Growth rate: 7.3%
-
Digital Ad Spend ~ $223.74 Billion
(63% attributed to mobile)
-
2017 Social Media Agency Spend ~ $36 Billion
2016 Performance Marketing Spend
-
Category growth rate:
Greater than 10% annually
~ $583.91 Billion
~ $5 Billion
Sources:
https://www.emarketer.com/Report/Worldwide-Ad-Spending-eMarketer-Forecast-2017/2002019
https://www.emarketer.com/Article/Social-Network-Ad-Spending-Hit-2368-Billion-Worldwide-2015/1012357
https://www.emarketer.com/Report/Performance-Marketing-US-Retail/2001901

Introduction to
BlueFocus International (BlueFocus), a wholly-owned subsidiary of BlueFocus Communication Group (publicly traded
Chinese company SHE: 300058), leads international strategy, M&A and cross-border initiatives for the group and manages an international portfolio of award winning digital marketing, PR, communications and advertising agencies including
We
Are
Social,
Cossette,
Vision7
Media,
Citizen
Relations
and
The
Camps
Collective.
Also
part
of
the
BlueFocus
International portfolio is fuseproject, a highly esteemed industrial design firm behind consumer technology and lifestyle product
hits
such
as
Jawbone,
Movado
and
the
August
Lock.
Headquartered
in
Silicon
Valley,
BlueFocus
International
and
its
portfolio
companies
employ
over
1,500
professionals
across
the
spectrum
of
marketing
and
advertising
disciplines
worldwide. It serves hundreds of the world's best-known brands from major consumer goods manufacturers to cutting-
edge technology companies by providing global intelligent marketing solutions in brand strategy, digital creative production,
ecommerce
enablement,
cloud
based
CRM,
big
data
analytics,
digital
and
traditional
media
buying,
and
social
media insights & marketing.

cogint

VISION7 INTERNATIONAL

cossette

VISION7 MEDIA

Citizen Relations

THE CAMPS COLLECTIVE

we are social

Combined Company Additional Brand Summaries:
Vision7 International is a fully integrated marketing
communications company that serves various well-known
brands in North America and worldwide. Vision7 International has four operating divisions: Cossette, Vision7 Media, Citizen
Relations and The Camps Collective. Cossette is a leading
marketing communications agency in Canada, providing fully
integrated advertising services. Vision7 Media is Canada’s
largest independent media planning, buying group. Citizen
Relations is a leading public relations company with an
international presence (US, Canada, UK and Asia) and
multiple global partnerships; The Camps Collective is a
digital-based agency group that focuses on advertising,
digital marketing, internet communications and social media.
We Are Social. We are a global agency. We deliver world-
class creative ideas with forward-thinking brands. We believe in people and the power of social insight to drive business
value. We call this social thinking. With an international team of over 700 and offices in New York, London, Paris, Milan,
Munich, Berlin, Singapore, Shanghai, Beijing and Sydney our
mission is to put social thinking at the centre of marketing.
We work with international clients including adidas, Netflix,
Google, HSBC and Audi on global, regional and local
projects.

Competitive Advantages
•
Integrating BlueFocus’s best-in-class brand and creative strategy with Fluent’s dynamic, data-
driven performance model creates a differentiated platform to deliver brands innovative customer acquisition solutions and one-to-one lifecycle marketing to drive brand loyalty
•
Combination delivers a world-class, global marketing services company, simplifying the work flow for brands and establishing a cohesive offering using a foundation of custom audience development and insights that inform creative and media strategy across all addressable digital mediums
•
Fluent’s mobile-first platform and performance model coupled with BlueFocus’s access to CMOs of Fortune 500 brands, creates the perfect package to deliver measurable outcomes in a swiftly-
evolving new media landscape
•
Combined businesses share the desire to foster an entrepreneurial atmosphere and agile culture, inspiring unique product offerings and executing campaigns at great speed and scale

Synergies
•
Expansion of Fluent’s capabilities into new service offerings for its rapidly-growing foothold in the U.S., while driving international expansion of its core offering through BlueFocus’s strong client relationships
•
Bolsters BlueFocus’s agency brands’ services in U.S., Europe, and other key markets internationally
•
Fluent’s platform is informed by its custom audience insights engine, which offers a competitive advantage to legacy ad tech, cookie-based targeting, offering BlueFocus clients a one-stop shop for intelligently-developed creative strategy and campaign execution across all addressable channels
•
Vision7 International and We Are Social provide Fluent access to a much larger client portfolio and enhanced services capabilities, which we expect to result in immediate incremental revenue opportunities
•
Opportunity to share administrative functions, services, etc.

Post-Transaction, SpinCo:  Red Violet
•
cogint will spin-off its data and analytics operations and assets, including its risk management business, IDI, into a public company, expected to be listed on NASDAQ, named Red Violet, Inc.
(“Red Violet”).
•
Red Violet will launch with cash of $20 Million dollars and no debt.
•
Red Violet will be led by cogint’s current management team with Derek Dubner, co-founder and
Chief Executive Officer of cogint, as Chief Executive Officer. Michael Brauser, co-founder and
Chairman of the Board of cogint, will be Chairman of the Board of Red Violet.
•
Red Violet is poised to continue its rapid expansion within the risk management industry with its leading technology and expansive applications.

Creating Exceptional Shareholder Value
•
Fluent Valuation = $415 Million Total Enterprise Value
•
Vision7 International & We Are Social Valuation = $357 Million Total Enterprise Value
•
$100 Million special cash dividend to pre-closing cogint shareholders as of the record date, subject to certain transaction expenses and an amount up to $20 Million to capitalize Red Violet (dividend expected to be in the range of $0.95 to $1.10 per share)
•
Red Violet stock dividend to pre-closing shareholders as of the record date as a result of the spin-off of the data and analytics operations and assets